Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Summary Of Future Minimum Commitments	As of December 31, 2023, future minimum commitments under the Company’s data rights license agreements accounted for as executory contracts are as follows (in thousands):

(in thousands)
2024	$172,811
2025	170,015
2026	149,190
2027	163,533
2028	9,853
Thereafter	8,848

Total	$674,250